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                                                                   Exhibit 99(d)

                               PLEDGE AGREEMENT
                               ----------------

     THIS PLEDGE AGREEMENT is made and entered into as of June 6, 1997, by and between MEDCROSS, INC., a Florida corporation (the "Pledgor"), and Winter Harbor, L.L.C., a Delaware limited partnership (the "Pledgee").

                                    RECITALS
                                    --------

     The Pledgor and the Pledgee have entered into that certain Loan Agreement of even date herewith (as the same may be amended, modified, extended or restated, the "Agreement"), pursuant to which the Pledgee has agreed to make a Loan to the Pledgee in the aggregate principal amount of $2,000,000. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement. As security for the Loan, the Pledgor has agreed to enter into this Pledge Agreement.

                                   AGREEMENTS
                                   ----------

     In consideration of loans, credit or other financial accommodation extended or continued from time to time to the Pledgor by the Pledgee, the Pledgor does hereby agree as follows:

     1.   Pledge.
          ------

          (a) The Pledgor hereby grants to the Pledgee a first priority security interest in, and pledges, assigns and delivers to the Pledgee, all the issued and outstanding shares of stock of each of I-Link Communications, Inc. ("I-Link") and Family Telecommunications, Incorporated ("FTI"), each a Utah corporation and a wholly owned subsidiary of the Pledgor (the "Stock"), and shall deliver to Pledgee simultaneously with the execution and delivery hereof, the stock certificates described in Exhibit A annexed hereto evidencing the Stock and stock powers relating thereto, duly executed in blank.

          (b) The Pledgor and the Pledgee agree that the Stock shall be held on the terms and conditions hereinafter set forth as collateral security for the obligations of the Pledgor to the Pledgee under the Agreement.

     2.   Representations and Warranties.  The Pledgor represents and warrants
          ------------------------------
to the Pledgee as follows:

          (a) the Stock constitutes all of the issued and outstanding capital stock of each of I-Link and FTI;

          (b) the Stock is validly issued, fully paid and nonassessable and is not subject to any liens, charges or encumbrances whatsoever;

          (c) there are no existing options, warrants or other rights to purchase any of the Stock;
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          (d)  the execution, delivery and performance of this Pledge Agreement will not conflict with, result in a breach of or constitute a default under any indenture or agreement to which the Pledgor, I-Link or FTI is a party or by which any of them is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of their respective property or assets;

          (e) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms;

          (f) the Pledgor has all requisite power and authority to enter into this Pledge Agreement and to carry out the transactions contemplated hereby; and

          (g) no consent or approval of any person or entity is or will be required in connection with the execution, delivery and performance of this Pledge Agreement.

     3.   Term.  The Pledgee shall hold the Stock as security for the
          ----
performance by the Pledgor of its obligations and liabilities under the Agreement, and the Stock shall be held by the Pledgee until the principal and interest due on the Note are paid in full and the Agreement shall have terminated, at which time the Pledgee shall deliver the Stock (to the extent not otherwise disposed of pursuant hereto) to the Pledgor free and clear of this Pledge Agreement, and this Pledge Agreement shall thereupon terminate.

     4.   Voting.  While the certificates representing the Stock continue to be
          ------
held by the Pledgee, such certificates shall remain in the name of the Pledgor, and the Pledgor shall have and exercise all rights of ownership, including the right to vote the Stock; provided, however, that the Pledgor shall not vote the
                         --------  -------
Stock in any manner that is inconsistent with the provisions of the Agreement or this Pledge Agreement. If an Event of Default shall occur, the Pledgee shall be entitled to the remedies set forth in Section 6 hereof.

     5.   Stock Adjustments.  The Pledgor agrees that in the event that during
          -----------------
the term of this Pledge Agreement any stock dividend, reclassification, readjustment or other change is declared or made with respect to the Stock, or any subscription, warrant or other option is exercisable with respect to the Stock, it shall cause all new, substituted or additional shares or other securities issued by reason of any such change or option to be delivered to the Pledgee and to be held by the Pledgee under the terms of this Pledge Agreement in the same manner as the shares of Stock originally pledged hereunder. There likewise shall be deposited with the Pledgee, to be added to the pledged property and subject to the pledge, any and all additional issued shares of I-Link or FTI to the Pledgor by way of stock dividend, stock splits, stock rights, new securities or otherwise, to the end that the Pledgee will at all times hold, subject to the pledge, all the issued and outstanding stock of I-Link and FTI.

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     6.   Remedies.  If an Event of Default shall occur, the Pledgee may, after
          ---------
fifteen days prior notice to the Pledgor, sell, assign and deliver the whole or, from time to time, any part of the Stock or any interest or part thereof, at any private sale or at public auction, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee reasonably may determine to be commercially reasonable. The Pledgee shall give the Pledgor reasonable notice of the time and place of any public sale of the Stock or the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of such sale or other intended disposition is mailed, by certified or registered mail, return receipt requested, to the Pledgor at the address set forth in Section 9 at least fifteen days prior to the time of such sale or other intended disposition. The Pledgor hereby waives and releases any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Pledgee may bid for and purchase for its own account the whole or any part of the Stock so sold, free from any such right or equity of redemption. Upon completion of the sale, Pledgee shall deliver the Stock, or any portion thereof, to the purchaser or purchasers thereof. The net proceeds of any such sale shall be applied as follows:

          (i)  First, to the expenses of the sale and enforcement of this Pledge
               -----
Agreement, including but not limited to, attorneys' fees and expenses, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise;

          (ii)  Second, to the payment of the Pledgor's obligations under the
                ------
Agreement, including, without limitation, the payment of interest and principal under the Note; and

          (iii)  Third, only after payment in full of the above, to the payment
                 -----
to the Pledgor of any excess proceeds, along with any shares of the Stock remaining unsold, subject to the receipt of notice of and the provisions of any other agreement between the parties with respect to the disposition of said excess proceeds or unsold shares. Notwithstanding the sale or other disposition of the Stock by the Pledgee hereunder, the Pledgor shall remain liable for any deficiency.

     7.  Encumbrances.  During the term of this Pledge Agreement specified in
         ------------
Section 3, the Pledgor shall not sell, assign, transfer or otherwise dispose of, grant any option to any individual or entity other than the Pledgee with respect to, or mortgage, pledge or otherwise encumber any of the Stock.

     8.   Miscellaneous.
          -------------

          8.1 Transfer taxes, if any, applicable to any transfer of shares of Stock upon the occurrence of an Event of Default or upon termination of this Pledge Agreement shall be payable by the person or persons to whom the shares are being transferred; provided,
                       --------

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however, that the Pledgor agrees to reimburse the Pledgee promptly for all such
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transfer taxes which the Pledgee may be required to pay.

          8.2 No single or partial exercise of any power hereunder shall preclude other or future exercise thereof or the exercise of any other power. The holder of the Note may proceed against any portion of the security held therefor in such order and in such manner as the holder may see fit, without waiver of any rights with respect to any other security.

          8.3 The Pledgee may deal in any manner with the Note, the Agreement or any other agreement required thereby without notice to or the consent of the Pledgor, including, without limitation, in the following manner:

          (a) to modify, supplement or otherwise change any terms of the Note, the Agreement or any such other agreement (subject to any right of the Pledgor to consent to any modification of or supplement or change to any such terms); to grant any extension or renewal of the Note, the Agreement or such other agreement; to grant any other waiver or indulgence with respect to the Note, the Agreement or such other agreement; and to effect any release, compromise or settlement with respect to the Note, the Agreement or such other agreement; and

          (b) to consent to the substitution, exchange or release of all or any part of any other security (other than the Stock) at any time held by the Pledgee as security or surety for the obligations secured hereby.

     9.   Notices.  All notices required to be sent hereunder shall be in
          -------
writing and shall be sent by registered mail, return receipt requested, to the parties as follows:

               To the Pledgor:

                      Medcross, Inc.
                      13751 South Wadsworth Park Drive
                      Suite 200
                      Draper, Utah  84020
                      Attention:  John W. Edwards, President

               To the Pledgee:

                      Winter Harbor, L.L.C.
                      11400 Skipwith Lane
                      Potomac, Maryland  20854
                      Attention:  Ralph W. Hardy, Jr.

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Addresses may be changed by notice in writing to the other parties.

     10.  Choice of Law, etc.  This Pledge Agreement shall be construed and
          -------------------
enforced under and governed by the laws of the State of Delaware, other than the conflicts of law provisions thereof. This Pledge Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Pledge Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. This Pledge Agreement shall be binding on the successors, assigns, and legal representatives of the parties hereto and shall inure to the benefit of and be enforceable by their successors, assigns, and legal representatives; provided,
                                                                     --------
however, that neither the Stock nor this Pledge Agreement may be assigned or
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transferred in whole or in part, voluntarily or involuntarily, by the Pledgor without the prior written consent of the Pledgee, and the Pledgee may assign this Pledge Agreement and all of its rights hereunder without any consent of the Pledgor. The headings of this Pledge Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning hereof. The Pledgor shall take such further actions as may be reasonably requested by the Pledgee from time to time in order to perfect the security interest of the Pledgee hereunder and to assure and confirm onto the Pledgee its rights, powers and remedies hereunder.


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                                      -5-
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          IN WITNESS WHEREOF, the parties hereto have caused this Pledge
Agreement to be executed on their behalf all as of the day and year first above mentioned.

                                    MEDCROSS, INC.



                                    By: /s/ John Edwards
                                        ---------------------------------
                                    Name: John Edwards
                                          -------------------------------
                                    Title: President
                                           ------------------------------

                                    WINTER HARBOR, L.L.C.

                                    By:  First Media L.P. its member

                                         By:  First Media Corporation, its
                                              sole general partner



                                    By: /s/ Ralph W. Hardy, Jr.
                                        ---------------------------------
                                    Name: Ralph W. Hardy, Jr.
                                          -------------------------------
                                    Title: Secretary
                                           ------------------------------

                                      -6-
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                                   EXHIBIT A
                              TO PLEDGE AGREEMENT

                         DESCRIPTION OF PLEDGED SHARES



The following are the shares pledged pursuant to the Pledge Agreement:


          100 shares of the Common Stock of I-Link
          Communications, Inc. (formerly I-Link Worldwide,
          Inc.) represented by Certificate No. 2 and standing in the name of Medcross, Inc., on the books of I-Link Communications, Inc.

          2,000 shares of the Common Stock of Family
          Telecommunications, Incorporated represented by Certificate No. 3 and standing in the name of Medcross, Inc., on the books of Family
          Telecommunications Incorporated